SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 26, 2002


                     FORD CREDIT AUTO OWNER TRUST 2002-C
              (Ford Credit Auto Receivables Two LLC - Originator)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-54664              38-3574956
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Auto Owner Trust 2002-C (the "Trust") of Asset Backed Securities pursuant to the Prospectus and the Prospectus Supplement dated June 13, 2002 and June 18, 2002, filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of June 1, 2002
                  between the Trust and The Bank of
                  New York (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of June 1, 2002 between FCARTLLC
                  and Wachovia Bank of Delaware,
                  National Association as owner
                  trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of S. P. Thomas,            Filed with this Report.
                  Assistant Secretary of
                  Ford Motor Credit Company
                  ("Ford Credit") and
                  Attorney-Corporate,
                  Ford Motor Company ("Ford")
                  relating to certain Michigan tax matters.

Exhibit 10.1      Schedule to the ISDA                Filed with this Report.
                  Master Agreement dated
                  as of June 26, 2002
                  between Bank of America,
                  N.A. ("Party A") and Ford Credit
                  Auto Owner Trust 2002-C ("Party B")

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 23.1      Consent of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of S. P. Thomas,            Filed with this Report.
                  Assistant Secretary of
                  Ford Credit and Attorney-Corporate,
                  Ford (included as part
                  of Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  June 1, 2002 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of June 1, 2002 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of June 1,
                  2002 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        Ford Credit Auto Receivables Two LLC
                                                     (Registrant)


Date:  July 3, 2002                      By:/s/ E. E. Smith-Sulfaro
                                                -----------------------
                                                Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of June 1, 2002 between
                  the Trust and the Indenture Trustee.

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of June 1, 2002 between FCARTLLC
                  and Wachovia Bank of Delaware,
                  National Association, as owner
                  trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of S. P. Thomas,
                  Assistant Secretary of
                  Ford Credit and Attorney-Corporate,
                  Ford relating to certain
                  Michigan tax matters.

Exhibit 10.1      Schedule to the ISDA
                  Master Agreement dated
                  as of June 26, 2002
                  between Bank of America,
                  N.A. ("Party A") and Ford Credit
                  Auto Owner Trust 2002-C ("Party B")

DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 23.1      Consent of Skadden, Arps, Slate,
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of S. P. Thomas,
                  Assistant Secretary of
                  Ford Credit and Attorney-Corporate,
                  Ford. (included as part of
                  Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  June 1, 2002 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of June 1, 2002 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of June 1,
                  2002 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms